THE SHEFFIELD FUNDS, INC.
===============================================================================


October 31, 1997

Dear Shareholder:
The Sheffield Funds completed its eighth fiscal year with strong performance results in both its stock and bond components. The economic environment during the past twelve months continued to present a set of conditions which, in the aggregate, remained extremely favorable for continued subdued rates of inflation coupled with strong economic growth.

It was with the arrival of October that gathering storm clouds on the Asian horizon were noticed. Financial woes in that part of the world resulted in a modest stock-market sell off here and abroad. As our fiscal year ended, it was safe to say that our domestic stock markets were experiencing a high level of anxiety exemplified by very large price swings. As we move into 1998, we are entering a "stock-picker's" market where the substantial portfolio appreciation of the past few years will, in our opinion, be very difficult to duplicate. All the easy money has been made for the time being. With each new revelation of increasing Asian financial instability, our markets respond with increasing volatility.


TOTAL RETURN FUND
Philosophy
The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors as illustrated in the chart on the right. Within each sector we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.

		   INDUSTRY SECTOR ANALYSIS

				10/31/96    10/31/97
     Basic Materials              7.3%         5.6%
     Energy                       9.2%        11.6%
     Industrial                  12.3%        16.6%
     Conglomerates                2.5%         2.8%
     Consumer Cyclical           10.8%         7.3%
     Consumer Non Cyclical       19.0%        15.8%
     Technology                  19.8%        19.3%
     Financial                   11.2%        17.3%
     Utilities                    7.8%         3.8%


Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as it is easy to overpay for expected future growth. Our stock pricing model, therefore, aides us in determining whether the current price of a stock is reasonable relative to its expected future growth rate.

Performance
We held a steady course throughout the year in terms of the portfolio's asset mix. The broad technology sector has long been overweighted in the portfolio relative to its weighting in the S&P 500 Index and remained so throughout the current fiscal year. Early in the year, we began increasing the percentage of the portfolio's assets in the energy, industrial goods and services, and financial areas. All three of these areas initially offered many choice investment opportunities and then became more fully valued as the year progressed. By October, oil-service stocks and many financially-oriented companies had risen in price to a level where little upside potential for the foreseeable future remained. According to our valuation tools, low upside potential was coupled with increasing downside risk. The Fund took profits in many stocks during the latter part of the year when it was believed that better opportunities could be found elsewhere. The gains taken this past fiscal year are the largest of the Fund's existence.

As has been our practice in the past, the report now describes the past year's activity within the Fund on a per share basis. During its 1997 fiscal year, the Fund earned $.28 per share from its receipt of interest and dividends. These earnings were reduced by the Fund's operating expenses which totaled $.25 per share. The balance of $.03 is described as the Fund's net investment income. This net investment income figure is lower than those of past years primarily because a greater number of stocks paying lower levels of dividends were acquired relative to the dividend levels of stocks sold.

The Fund distributed $.09 of net investment income and $.87 of capital gains in fiscal 1997. These reductions to net asset value were offset by significant portfolio gains, both realized and unrealized, totaling $4.38 per share. This past year's per share gains were the largest in the history of the Total
Return Fund. The net effect of these activities on the asset value per share was to increase the NAV by $3.45, equal to a 30.8% total return. By comparison, the S&P 500 Index increased 32.1% during the same period of time. The chart to the right compares the Fund's performance to that of the S&P 500 Index.

	    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
		IN THE TOTAL RETURN FUND AND S&P 500 INDEX

		     Sheffield Total         S&P 500
		       Return Fund            Index
   5/90                  $10,000             $10,000
  10/90                    8,824               9,362
  10/91                   12,465              12,498
  10/92                   13,062              13,744
  10/93                   15,229              15,805
  10/94                   14,877              16,415
  10/95                   17,306              20,755
  10/96                   21,174              25,757
  10/97                   27,694              34,027



INTERMEDIATE TERM BOND FUND
Philosophy
Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high-yielding common stocks.

Out of the broad universe of fixed- and variable-rate instruments traded in the marketplace, our Fund focuses primarily on investment-quality corporate bonds which typically mature in one-to-ten years. We can, and do, buy bonds with maturity dates exceeding ten years as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our Fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate. Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible security holdings will help to offset the operating expenses incurred by the Fund over a three-to-five year period of time.

Finally, we can acquire adjustable rate securities. Typically, the income paid on these securities will change as the general level of interest rates change. Adjustable rate securities are attractive during periods of rising interest rates as these securities are more likely to hold their value vis a vis fixed-rate bonds. On the contrary, when interest rates decline, fixed-rate bonds will generally realize more significant price appreciation than will adjustable rate securities. The Bond Fund owned no variable-rate securities during its recently completed fiscal year.

Performance
Interest rates gradually increased during the first half of our fiscal year and then began a persistent decline beginning in May 1997. By October 31, interest rates had fallen to their lowest levels for the entire fiscal year. The Bond Fund outperformed its bond proxy during this twelve-month period for two primary reasons. First, the Fund maintained a relatively short five-year average maturity during the period when rates were rising. Then, in July, the average maturity of the portfolio was extended to seven years (the longest allowable by our prospectus) as rates began to decline.Thus, we were able to capture some of the benefit of the rate decline, while escaping most of the negative returns incurred when interest rates rose during the first six months.

The second factor which impacted positively on the Fund were the gains made by the small group of high-dividend paying stocks held in the account. For the fiscal year, the Bond Fund generated a total return of 9.0% which compares favorably to the 8.1% total return of the Lehman Corporate Intermediate Bond Index (see chart on right). On a per-share basis, the Fund earned $.61 from its receipt of interest and dividends. Those earnings were reduced by the Fund's operating expenses which totaled $.16 per share. The remaining balance of $.45 represents the Fund's net operating income for the fiscal year.


       COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
	  IN THE INTERMEDIATE TERM BOND FUND AND THE
     LEHMAN BROTHERS CORPORATE INTERMEDIATE TERM BOND INDEX

	       Sheffield Intermediate        Lehman Brothers Corp.
		  Term Bond Fund          Intermediate Term Bond Index
    5/90             $10,000                        $10,000
   10/90               9,986                         10,522
   10/91              11,431                         12,189
   10/92              12,320                         13,489
   10/93              13,396                         15,204
   10/94              13,071                         14,780
   10/95              14,756                         17,082
   10/96              15,883                         18,160
   10/97              17,308                         19,626


During its fiscal year ended October 31, the Fund distributed $.47 of net investment income and $.37 of capital gains. These distributions slightly exceeded the Fund's investment gains for the same period, resulting in $.02 reduction of the NAV as of October 31, 1997.

Other Characteristics
The Bond Fund continues to concentrate on acquiring corporate bonds rated BBB or better by the rating agencies (see chart on right). By focusing on "investment-quality" bonds rated BBB or better, the Fund gives up some incremental yield that lower-quality bonds offer, but it avoids the additional business risk associated with lower-quality corporate paper.


	     RATING MIX

	    AA       54%
	     A        5%
	   BBB       41%


As the year draws to a close, a growing concern among economists is that the Asian crisis will impact domestic corporate earnings growth rates to some degree. Slower earnings growth rates translate into lower stock prices for companies in affected industries. Mitigating this concern is the favorable economic climate featuring inflation which remains under control, interest rates in a pattern of decline, and high levels of employment and consumer confidence, to name a few. We continue to monitor unfolding economic events and their impact on the portfolio on an ongoing basis.

Very truly yours,




Roger A. Sheffield, CFA
President




Caroline L. Scott, CFA
Treasurer




SHEFFIELD TOTAL RETURN FUND
Portfolio of Investments
October 31, 1997

-----------------------------------------------------------------------------
Short-term Investments (1.0%)                    Par               Value
UMB Bank Money Market
(cost - $272,465)                            $272,465            $272,465
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Common Stocks (100.1%)                         Shares
-----------------------------------------------------------------------------
Aerospace - 1.8%
Boeing Co.                                      5,944            $285,312
Precision Castparts                             3,700             217,606
								  -------
								  502,918
								  -------

Auto/Truck Parts - 2.7%
Eaton Corp.                                     2,700             260,887
Borg-Warner Automotive, Inc.                    4,000             218,000
Magna International, Inc. Class A               4,300             283,263
								  -------
								  762,150
								  -------

Banking - 5.2%
BankAmerica Corp.                               4,000             287,500
Citicorp                                        1,650             206,353
First Union Corp.                               8,200             402,313
NationsBank Corp.                               6,280             375,622
Summit Bancorp                                  4,800             204,900
								---------
								1,476,688
								---------

Beverages - Soft Drink - 2.3%
Coca-Cola Co.                                   5,600             317,100
Pepsico, Inc.                                   9,000             331,875
								  -------
								  648,975
								  -------

Building Materials/Construction  - 2.4%
Masco Corp.                                     6,770             297,034
PPG Industries, Inc.                            6,900             390,712
								  -------
								  687,746
								  -------

Chemicals - 5.6%
Basic - 3.5%
DuPont E.I. De Nemours & Co.                    5,220             296,887
Monsanto Co.                                    9,700             414,675
Sherwin-Williams Co.                           10,650             295,538
								---------
								1,007,100
								---------

Specialty - 2.1%
Avery Dennison Corp.                            9,870             392,949
Ecolab, Inc.                                    4,600             218,788
								  -------
								  611,737
								  -------

Commercial Services - 1.2%
Accustaff, Inc.*                               12,230             349,319
								  -------





-----------------------------------------------------------------------------
Common Stocks - continued                      Shares               Value
-----------------------------------------------------------------------------
Computer Hardware - 4.4%
Cisco Systems Inc.*                             4,400            $360,938
Compaq Computer Corp.                           2,970             190,080
Hewlett Packard Co.                             6,115             376,836
SCI Systems, Inc.*                              8,000             352,000
								---------
								1,279,854
								---------

Computer Software - 3.2%
McAfee Associates, Inc.*                        3,900             194,025
Microsoft Corp.*                                2,300             299,000
Parametric Technology Corp.*                    6,600             291,225
Unisys Corp.                                    9,000             119,813
								  -------
								  904,063
								  -------
Diversified - 2.1%
AlliedSignal, Inc.                              8,800             316,800
Textron Inc.                                    4,800             277,500
								  -------
								  594,300
								  -------

Electrical Equipment - 2.3%
Baldor Electric Co.                            10,740             314,145
Honeywell Inc.                                  4,900             333,506
								  -------
								  647,651
								  -------

Electronics - 2.0%
Harris Corp.                                    7,000             305,375
Motorola Inc.                                   4,300             266,600
								  -------
								  571,975
								  -------

Electronics - Semiconductor - 3.8%
Applied Materials, Inc.*                        6,420             214,268
Intel Corp.                                     7,040             542,080
Linear Technology Corp.                         5,100             320,662
								---------
								1,077,010
								---------

Financial - Misc - 5.9%
Beneficial Corp.                                5,200             398,775
Franklin Resources, Inc.                        5,550             498,806
Greentree Financial Corp.                       9,000             380,250
MGIC Investment Corp.                           6,800             410,125
								---------
								1,687,956
								---------

Entertainment/Leisure - 1.1%
Brunswick Corp.                                 9,100             307,125
								  -------

Food Products - 4.4%
Conagra Inc.                                    7,740             238,973
Hershey Foods Corp.                             6,000             331,500
Richfood Holdings Inc.                          9,000             217,125
Philip Morris Cos., Inc.                       12,000             475,500
								---------
								1,263,098
								---------


-----------------------------------------------------------------------------
Common Stocks - continued                      Shares               Value
-----------------------------------------------------------------------------
Household Products - 2.5%
Colgate Palmolive Co.                           4,200            $271,950
Procter & Gamble Co.                            6,600             448,800
								  -------
								  720,750
								  -------

Homebuilding - 0.9%
Oakwood Homes Corp.                            10,000             263,125
								  -------

Household/Office Furnishings - 1.0%
Leggett & Platt, Inc.                           7,050             294,338
								  -------

Insurance - 4.9%
Reliastar Financial Corp.                      13,240             494,845
SunAmerica, Inc.                                4,800             172,500
Allstate Corp.                                  5,898             489,165
Cigna Corp.                                     1,700             263,925
								---------
								1,420,435
								---------

Manufacturing - 7.5%
Deere & Co.                                     5,400             285,188
Donaldson Co., Inc.                             7,500             379,688
Dover Corp.                                     5,000             337,500
Illinois Tool Works, Inc.                       6,400             314,800
Manitowoc, Inc.                                 7,650             231,890
Parker Hannifin Corp.                           5,000             210,625
Stanley Works                                   9,000             380,250
								---------
								2,139,941
								---------

Medical - Pharmaceutical - 6.7%
ICN Pharmaceuticals, Inc.                       5,300             255,063
Merck & Co.                                     3,350             298,988
Pfizer, Inc.                                    4,900             347,900
Schering-Plough Corp.                           6,700             375,618
Abbott Laboratories                             5,000             306,563
Medtronic, Inc.                                 7,740             336,690
								---------
								1,920,822
								---------

Office Equipment - 4.3%
Diebold, Inc.                                   8,345             367,702
Pitney Bowes, Inc.                              4,700             372,769
Xerox Corp.                                     6,300             499,668
								---------
								1,240,139
								---------

Oil & Gas - 5.0%
Mobil Corp.                                     4,780             348,043
Tosco Corp.                                    10,500             343,875
Amoco Corp.                                     3,900             360,263
Exxon Corp.                                     6,000             368,625
								---------
								1,420,806
								---------


-----------------------------------------------------------------------------
Common Stocks - continued                      Shares               Value
-----------------------------------------------------------------------------
Oil Well Equipment/Services - 5.2%
Global Marine, Inc.                            16,000            $498,000
Helmerich & Payne, Inc.                         4,700             379,231
Smith International, Inc.+                      3,100             236,375
Tidewater, Inc.                                 5,920             388,870
								---------
								1,502,476
								---------

Retail - Department Stores - 2.6%
Dollar General Corp.                           12,038             398,006
Wal-Mart Stores, Inc                            9,680             338,800
								  -------
								  736,806
								  -------

Savings and Loans - 1.4%
John Hancock Bank & Thrift Opportunity Fund     9,365             398,598
								  -------

Telephone - 3.8%
Ameritech Corp.                                 6,300             409,500
Cincinnati Bell, Inc.                          12,600             340,200
Qualcom, Inc.*                                  4,000             225,500
Worldcom, Inc.*                                 3,500             117,688
								---------
								1,092,888
								---------

Transportation - 2.4%
Canadian Pacific, Ltd.                         12,000             357,750
Illinois Central Corp. Series A                 9,450             336,656
								  -------
								  694,406
								  -------

Utilities - Natural Gas - 1.5%
Williams Co. Inc.                               8,512             433,580
								  -------


-----------------------------------------------------------------------------
Total Common Stocks
(cost - $18,037,712)                                          $28,658,775
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Corporate Bonds and Notes - 0.7%                  Par               Value
-----------------------------------------------------------------------------
Thermo Instrument Systems 4.50%
  Conv. Deb. 10/15/03                        $200,000            $213,000
								 --------
-----------------------------------------------------------------------------
Total Bonds and Notes
(cost $207,978)                                                  $213,000
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Total Investments (101.8%)
(cost - $18,518,155)                                          $29,144,240
----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Written Call Options Outstanding - (0.0%)      Shares               Value
-----------------------------------------------------------------------------
Smith International, Inc. Call Jan/90           1,200             ($1,725)
-----------------------------------------------------------------------------
Total Short Options
(Premiums received - $4,464)                                      ($1,725)
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Other Assets, Less Liabilities (-1.8%)                          ($516,439)
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Assets (100%)                                             $28,626,076
-----------------------------------------------------------------------------

* Non-income producing

+ Portion of the security is segregated as collateral for call options written.
  Aggregate value of segregated securities - $91,500


SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
October 31, 1997
-----------------------------------------------------------------------------
Short-term Investments (-0.1%)                   Par               Value
-----------------------------------------------------------------------------
UMB Bank Money Market
[cost - ($7,794)]                                                 ($7,794)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Common Stocks (11.1%)                          Shares
-----------------------------------------------------------------------------
Auto - 1.2%
General Motors Corp.                            1,450             $93,072
								  -------

Banking - 1.3%
JP Morgan & Co                                    900              99,338
								   ------

Chemicals - 2.0%
DuPont (E.I.) De Nemours & Co.                  1,330              75,644
Minnesota Mining & Mfg. Co.                       855              78,232
								  -------
								  153,876
								  -------

Food-Tobacco - 1.3%
Philip Morris Cos., Inc.                        2,475              98,072
								   ------

Oil & Gas - 3.3%
Chevron Corp.                                     905              75,059
Exxon Corp.                                     1,690             103,829
Texaco, Inc.                                    1,300              74,181
								  -------
								  253,069
								  -------

Telephone - 1.0%
AT&T Corp.                                      1,600              78,200
								   ------

Paper & Forest Products - 1.0%
International Paper Co.                         1,700              76,500
								   ------
-----------------------------------------------------------------------------
Total Common Stocks
(cost - $543,030)                                                $852,127
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Corporate Bonds and Notes (87.6%)                 Par               Value
-----------------------------------------------------------------------------
Aerospace - 5.2%
Lockheed Martin Corp. 7.25%
  Guaranteed Notes 5/15/06                   $100,000            $104,548
Raytheon Co 6.5% Notes 7/15/05                300,000             298,758
								  -------
								  403,306
								  -------

Banking - 10.6%
Banc One Corp. 7.25% Sub. Notes 8/1/02        250,000             260,140
Bankamerica Corp. 9.2% Sub. Notes
  5/15/03                                     200,000             226,124
Bankers Trust New York Corp. 7.375%
  Sub Notes 5/01/08                            45,000              47,411
Chase Manhattan Corp. 7.125% Sub.
  Notes 2/01/07                               115,000             118,565




-----------------------------------------------------------------------------
Corporate Bonds and Notes (continued)             Par               Value
-----------------------------------------------------------------------------
Banking  (cont.)
First Union National Bank Newark 7.125%
  Med. Term Note 10/15/06                    $100,000            $104,609
Wells Fargo & Co 7.125% Sub. Deb.
  8/15/06                                      70,000              72,445
								  -------
								  829,294
								  -------

Commercial Services - 4.5%
Browning-Ferris Industries, Inc. 6.375%
  Notes 1/15/08                               150,000             148,413
Hertz Corp. 7.0% Sr Notes 4/15/01             200,000             204,492
								  -------
								  352,905
								  -------

Computer Systems - 1.3%
International Business Machines Corp.
  6.375% Notes 6/15/00                        100,000             100,778
								  -------

Food - Tobacco - 3.1%
Philip Morris Cos., Inc. 6.375%
  Notes 2/1/06                                250,000             243,160
								  -------

Containers - 3.3%
Crown Cork and Seal Co. 6.75% Notes
  4/15/03                                     250,000             253,682
								  -------

Electrical Equipment - 4.1%
Eastman Kodak Co. 9.375% Deb. 3/15/03         100,000             114,368
Honeywell, Inc. 7.0% Notes 3/15/07            200,000             207,794
								  -------
								  322,162
								  -------

Electronics - 1.4%
Thermo Instrument 4.5% Conv. Deb. 10/15/03    100,000             106,500
								  -------

Electronics - Semiconductor - 2.6%
Applied Material 8.0% Sr. Notes 9/1/04        190,000             204,461
								  -------

Financial Services - 10.6%
MBNA Corp 6.875% Sr. Notes 6/1/05             250,000             253,143
Bear Stearns Co. 6.7%  Sr. Notes 8/1/03       200,000             201,398
Countrywide Fund 6.87% Med. Term Notes
  9/15/05                                     200,000             202,826
CUC International, Inc. 3.0% Conv.
  Subnotes 2/15/02                            150,000             169,312
								  -------
								  826,679
								  -------

Healthcare - 3.4%
Rhone-Poulenc 7.75% Notes 1/15/02             250,000             261,743
								  -------

Household Products - 4.2%
Black & Decker 6.625% Notes 11/15/00          320,000             323,331
								  -------

Personal & Business Credit - 12.0%
Associate Corp. of No. Amercia 6.375%
  Sr. Notes 10/15/02                          250,000             250,840


-----------------------------------------------------------------------------
Corporate Bonds and Notes (continued)             Par               Value
-----------------------------------------------------------------------------
Personal & Business Credit (cont.)
Household Financial Corp. 6.7% Notes
  6/15/02                                    $180,000            $182,808
Transamerica Financial Corp. 7.5%
  Sr. Notes 3/15/04                           200,000             210,758
Ford Motor Credit 6.125% Notes 1/09/06        300,000             291,468
								  -------
								  935,874
								  -------

Other - 3.1%
Swedish Export Credit 9.875% Deb. 3/15/38      30,000              31,806
Service Corp. International 7.375%
  Notes 4/15/04                               200,000             209,314
								  -------
								  241,120
								  -------

Retail - 2.7%
Department Stores - 2.0%
Sears Roebuck Acceptance 6.75% Notes
  9/15/05                                     150,000             151,952
								  -------

Specialty - 0.7%
Fruit of the Loom, Inc. 7.875% Sr.
  Notes 10/15/99                               50,000              51,334
								   ------

Utilities - Electric & Gas - 5.2%
Baltimore Gas & Electric Co. 6.5% 1st
  Ref. Mortgage Bonds 2/15/03                 140,000             141,459
Commonwealth Edison Co. Mortgage
  9.375% Bonds 2/15/00                        250,000             266,285
								  -------
								  407,744
								  -------

Utilities - Natural Gas - 2.5%
Williams Corp. 6.25% Deb. 2/1/06              200,000             195,254
								  -------

Utilities - Telephone - 7.8%
Airtouch Communication, Inc. 7.0% Note
  10/1/03                                     150,000             153,703
GTE Hawaiian Telephone 6.75% 1st
  Mortgage 2/15/05                            300,000             304,245
Pacific Bell 5.875% Debentures 2/15/06        154,000             149,397
								  -------
								  607,345
								  -------

-----------------------------------------------------------------------------
Total Bonds and Notes
(cost $6,588,101)                                              $6,818,624
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Total Investments (98.5%)
(cost $7,123,337)                                              $7,662,957
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Other Assets, Less Liabilities (1.4%)                            $113,378
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Assets (100%)                                              $7,776,335
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Asset Value Per Share                                           $9.68
-----------------------------------------------------------------------------



FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
-----------------------------------------------------------------------------
					  Sheffield          Sheffield
					    Total           Intermediate
					   Return            Term Bond
					     Fund              Fund
				      ---------------   ---------------------
Assets:

Investments at value (cost of
 $18,518,155 and $7,123,337,
 respectively)                            $29,144,240          $7,662,957
Receivables:
  Interest                                        ---             102,469
  Dividends                                    24,493                 746
  Portfolio securities sold                 1,448,426             144,926
Prepaid insurance                               3,916                 961
					   ----------           ---------
     Total assets                          30,621,075           7,912,059
					   ----------           ---------


Liabilities:

Investment securities purchased             1,644,393             104,225
Redemptions payable                           280,079               8,607
Outstanding call options written                1,725                 ---
Variation Margin -Due to broker                25,575                 ---
Accrued expenses                               43,227              22,892
					    ---------             -------
     Total liabilities                      1,994,999             135,724
					    ---------             -------


Net Assets Consisting of:

Undistributed net investment income              ----              27,107
Accumulated net realized gain               3,188,379             171,117
Unrealized appreciation on investments     10,628,824             539,620
Paid-in capital applicable to 1,549,488
  and 803,558 shares outstanding,
  respectively, of $.001 par value capital
  stock; 5,000,000 shares authorized in
  each fund                                14,808,873           7,038,491
					   ----------           ---------

     Net Assets                           $28,626,076          $7,776,335
					  -----------          ----------


Net Asset Value Per Share                      $18.47               $9.68
					       ======               =====

See accompanying notes to financial statements.



-----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
-----------------------------------------------------------------------------
					 Sheffield         Sheffield
					    Total         Intermediate
					   Return          Term Bond
					     Fund            Fund
				      ---------------   ------------------


Investment Income:

  Interest                                   $  2,323           $ 458,970
  Dividends                                   438,773              27,791
					      -------             -------

     Total income                             441,096             486,761
					      -------             -------

Expenses:

  Investment advisory fee                     281,798              74,189
  Investment advisory fee waived                  ---             (18,568)
  Administration fee                           48,000              48,000
  Administrative fee waived                       ---             (25,000)
  Transfer agency fee                          10,000              10,000
  Distribution expenses                         6,372               6,372
  Custodian fees                               13,858               4,370
  Registration and filing fees                  2,070               2,070
  Professional fees                             9,555              14,162
  Directors fees                                4,800               4,800
  Printing and postage                          2,138               2,116
  Insurance expense                            10,238               2,456
  Other                                         1,818                 738
					      -------             -------
     Total expenses                           390,647             125,705
					      -------             -------

     Net investment income                     50,449             361,056
					      -------             -------


Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments            3,217,997             175,789
Net realized loss on futures                  (29,618)             (4,672)
Change in unrealized appreciation
  on investments                            4,138,787             145,812
					    ---------             -------
     Net gain on investments                7,327,166             316,929
					    ---------             -------

Net increase in net assets from
  operations                               $7,377,615            $677,985
					   ==========            ========


-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996
-----------------------------------------------------------------------------
						    Sheffield Total
						      Return Fund
					   --------------------------------
					    Year ended          Year ended
					     10/31/97            10/31/96
					   -----------          ----------

Increase (Decrease) in Net Assets:
Operations:
  Net investment income                  $     50,449       $     156,995
  Net realized gain on investments          3,217,997           1,446,749
  Net realized loss on futures                (29,618)            (52,828)
  Change in unrealized appreciation
    on investments                          4,138,787           3,183,317
					    ---------           ---------
  Increase in net assets from
    operations                              7,377,615           4,734,233
					    ---------           ---------


Dividends to shareholders from:
  Net investment income                      (140,480)           (184,571)
  Realized gains                           (1,393,921)           (829,079)
					   ----------            --------

Total distributions to shareholders        (1,534,401)         (1,013,650)
					   ----------          ----------

Capital transactions:
  Proceeds from shares issued
    through exchange                          607,700           1,148,180
  Proceeds from reinvestment of
    dividends                               1,534,401           1,013,650
  Proceeds from other shares sold           3,921,020             826,934
  Cost of shares reacquired through
    exchange                               (1,428,074)           (589,520)
  Cost of other shares reacquired          (7,109,556)         (2,427,588)
					   ----------          ----------
  Decrease in net assets from capital
    share transactions                     (2,474,509)            (28,344)
					   ----------             -------

  Total increase                            3,368,705           3,692,239
					    ---------           ---------

Net Assets:
Beginning of period                        25,257,371          21,565,132
					  -----------         -----------
End of period                             $28,626,076         $25,257,371
					  ===========         ===========

Capital transactions in number of shares:
  Shares issued through exchange               35,258              87,222
  Shares issued in connection with
    reinvestment of dividends                 101,281              79,878
  Other shares sold                           225,193              57,467
  Shares reacquired through
    exchange                                  (85,920)            (42,231)
  Other shares reacquired                    (407,410)           (177,948)
					     --------            --------
  Net increase (decrease) in shares
    outstanding                              (131,598)              4,388
					     ========               =====


See accompanying notes to financial statements.




-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996
-----------------------------------------------------------------------------
						   Sheffield Intermediate
						      Term Bond Fund
					    ------------------------------
					    Year ended          Year ended
					     10/31/97            10/31/96
					    ----------          ----------

Increase (Decrease) in Net Assets:
Operations:
  Net investment income                      $361,056            $307,236
  Net realized gain on investments            175,789             244,750
  Net realized gain (loss) on futures          (4,672)              1,759
  Change in unrealized appreciation
    on investments                            145,812             (55,492)
					      -------             -------
  Increase in net assets from
    operations                                677,985             498,253
					      -------             -------


Dividends to shareholders from:
  Net investment income                      (361,746)           (308,895)
  Realized gains                             (246,509)            (85,839)
					     --------            --------

Total distributions to shareholders          (608,255)           (394,734)
					     --------            --------


Capital transactions:
  Proceeds from shares issued through
    exchange                                1,428,074             589,520
  Proceeds from reinvestment of
    dividends                                 608,255             394,734
  Proceeds from other shares sold           2,349,300             921,628
  Cost of shares reacquired through
    exchange                                 (607,700)         (1,148,180)
  Cost of other shares reacquired          (2,931,312)         (1,735,152)
					   ----------          ----------
  Increase (decrease) in net assets
    from capital share transactions           846,617            (977,450)
					      -------            --------

  Total increase (decrease)                   916,347            (873,931)
					      -------            --------

Net Assets:
Beginning of period                         6,859,988           7,733,919
					    ---------           ---------
End of period                              $7,776,335          $6,859,988
					   ==========          ==========

Capital transactions in number of shares:
  Shares issued through exchange              152,250              62,061
  Shares issued in connection with
    reinvestment of dividends                  64,672              41,663
  Other shares sold                           247,558              96,899
  Shares reacquired through exchange          (63,344)           (119,339)
  Other shares reacquired                    (304,822)           (180,660)
					     --------            --------
  Net increase (decrease) in shares
    outstanding                                96,314             (99,376)
					       ======             =======

















-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------
For a share outstanding throughout the period.


								  SHEFFIELD TOTAL RETURN FUND
								  ---------------------------
								    Year ended October 31,
						     ----------------------------------------------------
							1997       1996       1995       1994       1993
						     ----------------------------------------------------
Net asset value, beginning of period                  $15.02     $12.86     $11.53     $12.71     $12.30
						      ------     ------     ------     ------     ------
Income from investment operations:
Net investment income                                    .03        .09        .11        .10        .12
Net gains (losses) on securities (both realized
   and unrealized)                                      4.38       2.67       1.68       (.38)      1.75
							----       ----       ----       ----       ----
Total from investment operations                        4.41       2.76       1.79       (.28)      1.87
							----       ----       ----       ----       ----

Less Distributions:
Dividends (from net investment income)                  (.09)      (.11)      (.12)      (.11)      (.12)
Distributions (from realized gains)                     (.87)      (.49)      (.34)      (.79)     (1.34)
							----       ----       ----       ----      -----
Total distributions                                     (.96)      (.60)      (.46)      (.90)     (1.46)
							----       ----       ----       ----      -----

Net Asset Value, end of period                        $18.47     $15.02     $12.86     $11.53     $12.71
						      ======     ======     ======     ======     ======

Total return                                          30.79%     22.36%     16.33%     -2.31%     16.59%
Ratios/supplemental data:
Net assets, end of period (000's)                    $28,626    $25,257    $21,565    $18,185    $27,504
Ratio of expenses to average net assets                1.39%      1.44%      1.60%      1.50%      1.47%
Ratio of net investment income to average
  net assets                                            .18%       .66%       .90%       .83%      1.00%
Portfolio turnover rate                               42.09%     57.17%     55.16%     51.25%    100.28%
Average commission per share+                         $.0769     $.0755        (a)        (a)        (a)

----------------------------------------------------------------------------
+ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)  Disclosure not applicable to prior periods.

See accompanying notes to financial statements.



-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------
For a share outstanding throughout the period.


							      SHEFFIELD INTERMEDIATE TERM BOND FUND
							      -------------------------------------
								    Year ended October 31,
						     ----------------------------------------------------
							1997       1996       1995       1994       1993
						     ----------------------------------------------------
Net asset value, beginning of period                   $9.70      $9.59      $9.06     $10.14      $9.98
						       -----      -----      -----      -----      -----
Income from investment operations:
Net investment income                                    .45        .46        .53        .48        .52
Net gains (losses) on securities (both realized and
  unrealized)                                            .37        .24        .60       (.71)       .32
						       -----      -----      -----      -----      -----
Total from investment operations                         .82        .70       1.13       (.23)       .84
						       -----      -----      -----      -----      -----

Less Distributions:
Dividends (from net investment income)                  (.47)      (.47)      (.57)      (.45)      (.58)
Distributions (from realized gains)                     (.37)      (.12)      (.03)      (.40)      (.10)
						       -----      -----      -----      -----      -----
Total distributions                                     (.84)      (.59)      (.60)      (.85)      (.68)
						       -----      -----      -----      -----      -----

Net Asset Value, end of period                         $9.68      $9.70      $9.59      $9.06     $10.14
						       =====      =====      =====      =====     ======

Total return                                           8.97%      7.64%     12.89%     -2.42%      8.73%
Ratios/supplemental data:
Net assets, end of period (000's)                     $7,776     $6,860     $7,734     $9,284     $7,698
Ratio of expenses to average net assets               1.69%+     1.86%+     1.78%+     2.08%+     2.04%+
Ratio of net investment income to average
  net assets                                           4.87%      4.87%      5.61%      5.01%      5.19%
Portfolio turnover rate                               46.54%     33.65%     34.99%     30.38%     21.70%
Average commission per share++                       $ .0800    $ .0791        (a)        (a)        (a)

----------------------------------------------------------------------------
+ Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.28%, 2.47%, 2.03%, 2.34%, and 2.17% for the years ending 1997,
  1996, 1995, 1994, and 1993, respectively.

++ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)  Disclosure not applicable to prior periods.

See accompanying notes to financial statements.








NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. SECURITY VALUATION - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. FUTURES CONTRACTS - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At October 31, 1997, there were no open futures contracts.

D. OPTION WRITING - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

E. FEDERAL INCOME TAXES - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

    At October 31, 1997, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $18,551,906 and net unrealized appreciation aggregated $10,626,085 of which $10,742,658 related to appreciated securities and $116,573 related to depreciated securities. Net appreciation on call options outstanding amounted to $2,739. The aggregate tax cost of securities for the Bond Fund was $7,123,337 and net unrealized appreciation aggregated $539,620, of which $542,578 related to appreciated securities and $2,958 related to depreciated securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the year ended October 31, 1997, amounted to approximately $18,500.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the Funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the year ended October 31, 1997, SIMI waived administrative fees to the Bond Fund amounting to approximately $25,000.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.


NOTE 3. SECURITIES TRANSACTIONS. For the year ended October 31, 1997, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the Funds were as follows:

	     Total Return             Intermediate Term
		Fund                      Bond Fund
     ---------------------------   -------------------------
       Purchases        Sales        Purchases      Sales
     ------------   ------------   -----------   -----------
     $ 11,768,044   $ 12,279,935   $ 3,985,914   $ 3,184,514


The Total Return Fund had transactions in call options as follows:

			       Number of
			       Contracts      Premiums
			       ---------      --------
Options outstanding at
  October 31, 1996                 40          $11,920
Options written                   362           78,375
Options bought back              (290)         (54,356)
Options written - expired         (73)         (25,059)
Options purchased                (140)          (9,927)
Options sold                      130            8,397
Options purchased - expired        10            1,530
Options assigned                  (27)          (6,416)
				-----          -------
Options outstanding at
  October 31, 1997                 12           $4,464
				   ==           ======



NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1997, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 4,655 shares of the Bond Fund and 14,685 shares of the Total Return Fund. The President of SIMI and related family members owned 3,192 shares of the Total Return Fund.





REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of
The Sheffield Funds, Inc.
----------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of The Sheffield Funds, Inc. (consisting of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund), including the portfolios of investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Sheffield Funds, Inc. as of October 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
December 9, 1997